UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 12, 2019

Giga-tronics Incorporated

(Exact Name of Registrant as Specified in Charter)

California	0-12719	94-2656341
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5990 Gleason Drive, Dublin, CA		94568
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code (925) 328-4650

                                           N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, No par value	GIGA	OTCQB Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On November 12, 2019 Giga-tronics Incorporated reported its second quarter fiscal year 2020 results. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

The information furnished under Item 2.02 and Item 9.01 of Form 8-K, including Exhibit 99.1 to this Form 8-K, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities under that Section, nor shall it be deemed incorporated by reference in any registration statement or other filings of Giga-tronics Incorporated under the Securities Act of 1933, as amended, except as shall be set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
(d) Exhibit 99.1	Press Release dated November 12, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 12, 2019	GIGA-TRONICS INCORPORATED

By: /s/ Lutz P. Henckels Executive Vice President and Interim Financial Officer